FIRST AMENDMENT TO RESTATED CREDIT AND SECURITY AGREEMENT


         This First Amendment to Restated Credit and Security Agreement (this "First Amendment") is made and entered into as of the 14th day of September, 1995, by and among SEITEL, INC., a Delaware corporation ("Seitel"), SEITEL DATA CORP., a Delaware corporation ("Data"), SEITEL GEOPHYSICAL, INC., a Delaware corporation ("Geophysical"), SEITEL OFFSHORE CORP., a Delaware corporation ("Offshore"), and EXSOL, INC., a Delaware corporation (collectively with Seitel, Data, Geophysical, and Offshore, "Borrowers"); BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank One"); and COMPASS BANK-HOUSTON, a Texas state chartered banking institution (collectively with Bank One, "Banks").

                              W I T N E S S E T H :

         WHEREAS, pursuant to that certain Restated Credit and Security Agreement dated as of December 31, 1994 (the "Loan Agreement"), Banks agreed to make certain loans to Borrowers upon the terms and conditions therein contained; and

         WHEREAS, the parties hereto desire to modify and amend certain terms and provisions of the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Banks agree as follows:

         1. Amendments to Loan Agreement. The Loan Agreement is modified and amended as follows:

          1.1  The  definition  assigned  to  "Tangible  Net Worth" in
               Section 1 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

                  "Tangible Net Worth" shall mean (a) Seitel's consolidated Net Worth, plus (b) the Subordinated Debt, less (c) the sum of (i) any and all unconsolidated loans and other advances to Affiliates, (ii) unconsolidated notes, notes receivable, accounts, accounts receivable, inter-company receivables, and other amounts owing from Affiliates, (iii) treasury stock, goodwill, trademarks, trade names, franchise, or license agreements, patents, and deferred charges, (iv) any and all other intangible assets, and (v) the tangible net worth of DDD Energy, Inc.

          1.2  The  first   sentence  of  Section  3.19  of  the  Loan
               Agreement is deleted in its entirety and the following is substituted in place thereof:

                  Anything herein to the contrary notwithstanding, no more than five separate Loans shall be outstanding at any one time, with, for purposes of this Section, all Floating Rate Loans constituting one Loan, and all LIBO Rate Loans for the same Interest Period constituting one Loan.

          1.3 Section 8.1(k) of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

                  Permit at any time on or after June 30, 1995, Seitel's Consolidated Tangible Net Worth, tested as of the end of each calendar quarter, to be less than an amount equal to (i) the sum of $110,000,000.00, plus 50% of positive Net Income earned in each quarter subsequent to June 30, 1995, plus 100% of all equity raised by Seitel subsequent to June 30, 1995, minus
                                                                           -----
                  (ii) 100% of all principal payments made on the Subordinated Debt subsequent to June 30, 1995.


          1.4 Section 8.1(l) of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

                  Permit Seitel or any of its Subsidiaries (other than to DDD Energy, Inc.) to borrow any money, or otherwise incur any additional indebtedness of any kind, except for:

                    (i)     trade   credit  on  open  account  in  the
                            ordinary course of business;

                    (ii) obligations relating to Seitel's Guaranty of DDD Energy, Inc.'s obligations under the DDD Credit Agreement;

                    (iii)   intercompany loans to the extent permitted
                            in   accordance   with   the   terms   and
                            provisions of Section 8.1(o);

                    (iv) in addition to indebtedness otherwise permitted in any other subsection hereof, indebtedness not to exceed $1,000,000.00, in the aggregate annually;

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                    (v)     obligations  relating to Seitel's guaranty
                            of  obligations  incurred  by DDD  Energy,
                            Inc. in the  acquisition of up to $350,000
                            worth  of  computer   work   stations  and
                            related   equipment  to  be  purchased  or
                            leased by DDD Energy, Inc. within six months after the Closing Date; and

                    (vi) a three year $400,000.00 loan incurred by Seitel for a promotional bus, as disclosed to Banks in writing.


                  Without   limiting   the   foregoing,    none   of   Borrowers
                  (individually or collectively) will obtain any loans in addition to the Revolving Line and the Geophysical Loan (as each may be amended or refinanced) from either Bank without the express written consent of the other Bank. Except pursuant to the terms of the Seitel Geophysical Guaranty and the Seitel DDD Guaranty, and except for the limited guaranty entered into by Seitel in connection with the Opseis Eagle Lease (as such term is defined in subsection (g) of the definition of Permitted Liens) and other guaranties entered into by Seitel in the ordinary course of business in favor of unrelated third parties to guarantee the contractual obligations (excluding the obligations to pay or repay borrowed funds or capital lease obligations) of its Subsidiaries, none of Borrowers (individually or collectively) shall guarantee any indebtedness of any other Person;

          1.5 Exhibit "B" to the Loan Agreement is deleted in its entirety and is replaced with the Exhibit "B" attached to this First Amendment.

          1.6 Exhibit "J" to the Loan Agreement is deleted in its entirety and is replaced with the Exhibit "J" attached to this First Amendment.

        2. Lien Continuation. The liens and security interests granted in the Prior Security Agreements and in the Loan Agreement are hereby renewed, extended, ratified, and confirmed by the parties thereto as continuing to secure the payment of the indebtedness evidenced by the Notes, together with all of the other Liabilities. Nothing herein shall in any manner diminish, impair, or extinguish any of the indebtedness evidenced by the Notes or any of the liens and security interests heretofore or hereafter securing such indebtedness. The liens granted in the Prior Security Agreements are not waived. Borrowers ratify and
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



acknowledge the Prior Security Agreements and the Loan Agreement (as hereby amended) as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Notes is just, due, owing, and unpaid, as stated in the Loan Agreement, and is subject to no offsets, deductions, credits, charges, or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges, and claims of whatsoever kind or character are fully settled and satisfied. To the extent of any conflict between the Notes, or any of the other Prior Security Agreements, and the Loan Agreement, as amended hereby, the Loan Agreement, as amended hereby, shall control.

        3. Defined Terms. Words and terms used herein which are defined in the Loan Agreement are used herein as defined therein, except as specifically modified by the terms of this First Amendment. Terms used in this First Amendment which are not defined in the Loan Agreement are used therein, as herein defined.

        4. NO CONTROL BY BANK. BORROWERS AGREE AND ACKNOWLEDGE THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWERS IN THIS FIRST AMENDMENT, THE LOAN AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS AMONG BORROWERS AND BANKS. BANKS' RIGHTS AND REMEDIES PROVIDED FOR IN THE LOAN AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE BANKS WITH A RIGHT TO OVERSEE BORROWERS' ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE LOAN AGREEMENT, WHICH RIGHT IS BASED ON BANKS' VESTED INTEREST IN BORROWERS' ABILITY TO PAY THE NOTES AND PERFORM THE OTHER LIABILITIES. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE LOAN AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE BANKS THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWERS; PROVIDED THAT IF EITHER BANK BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN INTEREST IN ANY BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, BANK THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.


        5. Representations and Warranties. The representations and warranties made by Borrowers in Section 4 of the Loan Agreement are true and correct as of the date of this First Amendment, except that, with respect to the representation and warranty contained in Section 4.1(aa) of the Loan Agreement, Geophysical has filed suit against Greenhill Petroleum Corporation ("Greenhill"), a former customer of Geophysical, to collect certain amounts owed to Geophysical by Greenhill. Geophysical believes this dispute will result in Greenhill not using Geophysical's services in the future. Geophysical does not believe the loss of Greenhill as a customer will have a material adverse effect on Geophysical's business.
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



         6.       Miscellaneous.
                  --------------

                 6.1 Governing Law. THE TERMS AND CONDITIONS OF THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

                 6.2 Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Each counterpart shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                 6.3 Preservation of the Loan Agreement. Except as specifically modified by the terms of this First Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Loan Agreement, and all agreements executed in connection therewith, shall remain in full force and effect and are hereby restated, affirmed, and made again as of the execution date of this First Amendment.

                 6.4  Notice of Final Agreement.  THE LOAN AGREEMENT, AS
AMENDED BY THIS FIRST AMENDMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
                  IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                  BORROWERS:

                                  SEITEL, INC.


                                  By:/s/ Debra D. Valice
                                     -------------------------------------------
                                     Debra D. Valice, Vice President of Finance,
                                     Chief Financial Officer, Treasurer, and
                                     Secretary


                                  SEITEL DATA CORP.


                                  By:/s/ Debra D. Valice
                                     -------------------------------------------
                                     Debra D. Valice, Secretary and Treasurer


                                  SEITEL GEOPHYSICAL, INC.


                                  By:/s/ Debra D. Valice
                                     -------------------------------------------
                                     Debra D. Valice, Secretary and Treasurer



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





                                    SEITEL OFFSHORE CORP.


                                    By:/s/ Debra D. Valice
                                       -----------------------------------------
                                       Debra D. Valice, Secretary and Treasurer


                                    EXSOL, INC.


                                    By:/s/ Debra D. Valice
                                       -----------------------------------------
                                       Debra D. Valice, Secretary and Treasurer


                                    BANKS:

                                    BANK ONE, TEXAS, NATIONAL
                                    ASSOCIATION


                                    By:/s/ Melanie M. Ottens
                                       -----------------------------------------
                                       Melanie M. Ottens, Vice-President


                                    COMPASS BANK - HOUSTON


                                    By:/s/ Kathleen J. Bowen
                                       -----------------------------------------
                                       Kathleen J. Bowen, Vice-President




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